UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2015

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

410 Park Avenue, 14th Floor, New York, NY	10271
(Address of Principal Executive Offices)	(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2015, National Holdings Corporation (the “Company”) and Alan B. Levin entered into an amendment (the “Amendment”) to Mr. Levin’s Employment Agreement, dated as of July 1, 2008 (the “Employment Agreement”). Pursuant to the Amendment, among other things,

●

During the term of Mr. Levin’s employment, he will have such financial duties, titles, power and authority as delegated to him, from time to time, by the Company’s Chief Executive Officer and at the date of the Amendment, such duties, titles, power and authority remain being the Company’s Chief Financial Officer and Chief Accounting Officer.

●

For the purposes of determining whether Mr. Levin may terminate his employment for Good Reason (as defined in the Employment Agreement) within the 30 day period following a Change in Control (as defined in the Employment Agreement), the definition of Good Reason relating to the material diminution of his position after the date of the Change of Control will be determined based on his position immediately prior to the Change of Control.

●	The severance amount that Mr. Levin may be entitled to has been increased from 50% of his annual base salary to 100% of his annual base salary.

The descriptions of the Employment Agreement and the Amendment are summaries and are qualified in their entirety by reference to the copies of the Employment Agreement attached as hereto as Exhibit 10.1 and the Amendment attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1

Employment Agreement, dated as of June 1, 2008, between National Holdings Corporation and Alan B. Levin (incorporated by reference from Exhibit 10.38 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2008).

	10.2	Amendment to Employment Agreement, dated March 30, 2015, between National Holdings Corporation and Alan B. Levin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation (Registrant)

Date: April 3, 2015	By:	/s/ Robert B. Fagenson
Robert B. Fagenson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Employment Agreement, dated as of June 1, 2008, between National Holdings Corporation and Alan B. Levin (incorporated by reference from Exhibit 10.38 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2008).

10.2	Amendment to Employment Agreement, dated March 30, 2015, between National Holdings Corporation and Alan B. Levin.